INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES [Text Block]

NOTE 6 – INCOME TAXES

The significant components of the deferred income taxes are:

	December 31,
	2015	2014
Long-term deferred tax assets:
Net operating loss carry forward	$34,928,000	$32,353,000
Stock based compensation	1,432,000	1,518,000
Long-term deferred tax liabilities:
Depreciation and amortization	(26,227,000)	(21,811,000)
	10,133,000	12,060,000
Deferred tax asset utilized in current period	(1,212,000)	(1,753,000)
Net deferred income tax assets	$8,921,000	$10,307,000

The Company’s estimated effective income tax rate is as follows:

	For the Year Ended December 31,
	2015	2014
U.S. Federal statutory rate	34.0%	34.0%
Average State and foreign income tax, net of federal tax effect	3.5	3.7
Valuation allowance	-	-
Consolidated tax rate before non-controlling interest	37.5	37.7
Tax effect of non-controlling interests	(18.4)	(27.0)
Net effective tax rate	19.1%	10.7%

The provision for income taxes reflects an estimated effective income tax rate attributable to U.S. Geothermal Inc.’s share of income. Our provision for income taxes for the year ended December 31, 2015, reflects a reported effective tax rate of 19.1% which differs from the statutory federal income tax rate of 34.0% primarily due to the impact of the non-controlling interest and state income taxes.

At December 31, 2015, the Company had net income tax operating loss carry forwards of approximately $87,921,000 ($81,166,000 at December 31, 2014), which expire in the years 2023 through 2035. Approximately $82,970,000 of the operating losses were generated by the Company, the residual originated from acquired subsidiaries. In 2014, the Company purchased a group of companies. Federal and applicable state net operating losses that totalled approximately $5.8 million were included in the acquisition. These NOLs are scheduled to expire in the years ending 2024 through 2034. The use of these net operating losses is restricted by the Company’s basis (acquisition price) and the “applicable federal rate” as defined by Section 382 of federal tax law. The estimated available net operating losses from the acquired companies were approximately $4,950,000 at December 31, 2015.

Accounting for Income Tax Uncertainties and Related Matters
The Company files income tax returns in the U.S. federal jurisdiction and in the States of Idaho, California and Oregon. These filings are generally subject to a three year statute of limitations. The Company’s evaluation of income tax positions included the years ended December 31, 2015, 2014, and 2013. No filings are currently under examination. No adjustments due to tax uncertainties have been made to reduce the estimated income tax benefit at year end. Any valuations relating to these income tax provisions will comply with U.S. Generally Accepted Accounting Principles .

The Company currently does not have any uncertain tax positions to disclose. In the event that the Company is assessed interest or penalties on uncertain tax positions at some point in the future, it will be classified in the financial statements as tax expense.